Exhibit 10.3

FIRST AMENDMENT TO KEEP-WHOLE
COMMODITY FEE AGREEMENT

This FIRST AMENDMENT TO KEEP-WHOLE COMMODITY FEE AGREEMENT (this “First Amendment”), dated as of February 1, 2016, is among QEP Field Services, LLC, a Delaware limited liability company (“QEPFS”), QEPM Gathering I, LLC, a Delaware limited liability company (“QEPM”), and Green River Processing, LLC, a Delaware limited liability company (“GRP,” and collectively with QEPFS and QEPM, the “Processors”), and Tesoro Refining & Marketing Company LLC, a Delaware limited liability company, (“TRMC”). QEPFS, QEPM, GRP, and TRMC may each be referred to individually as a “Party”, and collectively as the “Parties”.
Recitals

WHEREAS, the Parties have entered into that certain Keep-Whole Commodity Fee Agreement dated as of December 7, 2014, (the “Agreement”) pursuant to which the Parties have agreed to certain roles and responsibilities surrounding the marketing and sale of Processors’ natural gas liquids produced from the Plants and the purchase of the natural gas required to fulfill certain obligations under the Keep-Whole Processing Contracts;

WHEREAS, The Parties now desire to amend the Agreement as set forth below; and

WHEREAS, Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed to such terms in the Agreement.

Agreements

NOW THEREFORE, in consideration of the mutual promises contained herein, the receipt and sufficiency of which are hereby acknowledged by the Parties, the Parties hereby agree to amend the Agreement as follows:

1.The first paragraph of Section 2.2 of the Agreement is hereby amended and restated in its entirety by inserting the following text in lieu thereof:

“2.2    The Service Fees agreed to by the Parties pursuant to the Purchase Order executed as of the Effective Date shall be effective until December 31, 2015. For each calendar year thereafter, the Parties shall negotiate a mutually acceptable revised Purchase Order setting forth newly applicable Service Fees for the upcoming calendar year; provided, however, that for each such calendar year, the Service Fees payable for incremental volumes of NGLs above 315,000 gallons per day shall be calculated with reference to the costs of (i) processing, (ii) conditioning, (iii) handling, (iii) fractionation, (iv) storage, truck and rail loading at the Blacks Fork Processing Complex, (v) pipeline transportation fees on the MAPL Pipeline System and fractionation fees at Mt. Belvieu, Texas for transportation and fractionation services provided to Processors by MAPL, Cedar Bayou Fractionators, and Enterprise Products Partners L.P. for NGLs sold pursuant to this Agreement. Each such Purchase Order shall be agreed upon no later than the forty-fifth (45th) Day prior to the end of each calendar year during the Term, (the “Deadline Date”).”

2.Section 14 of the Agreement entitled “Notice” is hereby amended and restated in its entirety by inserting the following text in lieu thereof:

14.1 Notice. All notices, requests, demands, and other communications hereunder will be in writing and will be deemed to have been duly given: (i) if by transmission by facsimile or hand delivery, when delivered; (ii) if mailed via the official governmental mail system, five (5) Business Days after mailing, provided said notice is sent first class, postage pre-paid, via certified or registered mail, with a return receipt requested; (iii) if mailed by an internationally recognized overnight express mail service such as Federal Express, UPS, or DHL Worldwide, one (1) Business Day after deposit therewith prepaid; or (iv) if by e-mail one (1) Business

Day after delivery with receipt confirmed. All notices will be addressed to the Parties at the respective addresses as follows:
If to TRMC, to:

Tesoro Refining & Marketing Company LLC
19100 Ridgewood Parkway
San Antonio, Texas 78259

For legal notices:
Attention: Charles A. Cavallo III, Vice President, Associate General Counsel
Phone: (210) 626-4045
Email: Charles.A.Cavallo@tsocorp.com

For all other notices and communications:
Attention: John M. Robertson, Vice President, Power, Natural Gas & Specialty Products
Phone: 210-626-4687
Email: John.M.Robertson@tsocorp.com

If to QEPFS, to:

QEP Field Services, LLC
c/o Tesoro Logistics LP
19100 Ridgewood Parkway
San Antonio, Texas 78259

For legal notices:
Attention: Cristopher J. Castillo, Senior Counsel
Phone: (303) 454-6606
E-mail: Cristopher.J.Castillo@tsocorp.com

For all other notices and communications:
Attention: Greg D. Henderson, Vice President, Logistics
Phone: (210) 626-4585
Email: Greg.D.Henderson@tsocorp.com

If to QEPM, to:

QEPM Gathering I, LLC
c/o Tesoro Logistics LP
19100 Ridgewood Parkway
San Antonio, Texas 78259

For legal notices:
Attention: Cristopher J. Castillo, Senior Counsel
Phone: (303) 454-6606
E-mail: Cristopher.J.Castillo@tsocorp.com

For all other notices and communications:
Attention: Greg D. Henderson, Vice President, Logistics
Phone: (210) 626-4585
Email: Greg.D.Henderson@tsocorp.com

If to GRP, to:

Green River Processing, LLC
c/o Tesoro Logistics LP
19100 Ridgewood Parkway
San Antonio, Texas 78259

For legal notices:
Attention: Cristopher J. Castillo, Senior Counsel
Phone: (303) 454-6606
E-mail: Cristopher.J.Castillo@tsocorp.com

For all other notices and communications:
Attention: Greg D. Henderson, Vice President, Logistics
Phone: (210) 626-4585
Email: Greg.D.Henderson@tsocorp.com

or to such other address or to such other person as either Party will have last designated by notice to the other Party.”

3.Except as amended by this First Amendment, all other terms and conditions of the Agreement remain in full force and effect, and together with the Agreement, this First Amendment reflects the full and final understanding and agreements between the Parties with respect to the subject matter hereof, and supersedes all prior negotiations and discussions between the Parties regarding such subject matter.

4.This First Amendment may be executed in counterpart, each of which shall be deemed to be an original and both of which shall constitute part of a single First Amendment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties to this First Amendment to Keep-Whole Commodity Fee Agreement have caused the same to be executed by their duly authorized representatives as of the date first written above.

QEP FIELD SERVICES, LLC

By: _________________________________
        Phillip M. Anderson
        President

QEPM GATHERING I, LLC

By: _________________________________
        Phillip M. Anderson
        President

GREEN RIVER PROCESSING, LLC

By: _________________________________
        Phillip M. Anderson
        President

TESORO REFINING & MARKETING COMPANY LLC By: : _________________________________ Gregory J. Goff Chairman of the Board of Managers and President